UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2009
Hiland Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51120 (Commission File Number)	71-0972724 (IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On June 1, 2009, Hiland Partners, LP (the “Partnership”) issued a press release announcing that the Partnership had executed a series of hedging transactions and used the net proceeds to reduce indebtedness under the Partnership’s senior secured revolving credit facility. A copy of the press release is attached as Exhibit 99.1 hereto.
Important Additional Information Regarding the Hiland Mergers will be Filed with the SEC:
In connection with certain proposed mergers involving each of the Partnership and Hiland Holdings GP, LP (“Hiland Holdings” and together with the Partnership, the “Hiland Companies”), the Hiland Companies will file a joint proxy statement and each of the Partnership and Hiland Holdings will file other documents with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE HILAND COMPANIES AND THE MERGERS. Investors and security holders may obtain copies of the joint proxy statement and other documents that the Partnership or Hiland Holdings file with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The definitive joint proxy statement and other relevant documents may also be obtained (when available) free of charge on the Hiland Companies’ web site at http://www.hilandpartners.com or by directing a request to either (i) Hiland Partners, LP, 205 West Maple, Suite 1100, Enid, Oklahoma 73701, Attention: Investor Relations (for documents filed by the Partnership), or (ii) Hiland Holdings GP, LP, 205 West Maple, Suite 1100, Enid, Oklahoma 73701, Attention: Investor Relations (for documents filed by Hiland Holdings).
The Partnership and its directors, executive officers and other members of its management and employees (including Harold Hamm) may be deemed participants in the solicitation of proxies from the unitholders of the Partnership and Hiland Holdings and its directors, executive officers and other members of its management and employees (including Mr. Hamm) may be deemed participants in the solicitation of proxies from the unitholders of the Partnership and Hiland Holdings in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the joint proxy statement described above. Additional information regarding the directors and executive officers of the partnership and Hiland Holdings is also included in each Hiland Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which were filed with the SEC on March 9, 2009, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Hiland Partners or Hiland Holdings, as applicable, as described above.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release issued by Hiland Partners, LP on June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND PARTNERS, LP
By:	Hiland Partners GP, LLC,
its General Partner

By:	/s/ Matthew S. Harrison
	Name:	Matthew S. Harrison
	Title:	Chief Financial Officer, Vice President--Finance and Secretary

June 30, 2009